UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

Form 8-K/A
 (Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest
Event Reported): November 1, 2006

RADIATION THERAPY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-50802

Florida	65-0768951

(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2234 Colonial Boulevard, Fort Myers, Florida	33907

(Address of principal executive offices)	(Zip Code)

(239) 931-7275

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

          On November 1, 2006, the Company issued a press release announcing its third quarter of 2006 financial results (the “Original Release”) and filed it on Form 8-K. On November 2, 2006 the Company issued a revised press release for the sole purpose of correcting the increase in same practice total revenue percentage for the quarter and year to date set forth in the Original Release. A copy of the November 2, 2006 press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 2.02 of this Report on Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated November 2, 2006 regarding correction of certain information in the Company’s third quarter of 2006 financial results.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIATION THERAPY SERVICES, INC.

	By:	/s/ David Koeninger

David Koeninger
Principal Financial Officer

Dated: November 2, 2006